U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earlier event reported):
                      December 17, 2001 (October 15, 2001)


                              AMERICAN TISSUE INC.
              (Exact name of registrant a specified in its charter


           Delaware                                    22-360876
  (State or jurisdiction of              (I.R.S. Employer Identification Number)
incorporation or organization)


                                    333-88017
                            (Commission File Number)


                  135 Engineers Road, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)


                  Registrant's telephone number: (631) 435-9000


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     As previously reported, the registrant and its domestic subsidiaries have filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The registrant and its domestic subsidiaries are currently operating as debtors-in-possession under the supervision of the Bankruptcy Court.

     Under applicable bankruptcy requirements, the registrant files monthly operating statements ("MOR's") with the Bankruptcy Court, including the following schedules and statements: (a) Schedule of Cash Receipts and Disbursements; (b) Statement of Operations; (c) Balance Sheet; (d) Summary of Postpetition Taxes; (e) Accounts Receivables Reconciliation and Aging; and (f) Debtor Questionnaire. On November 30, 2001, the registrant filed its initial MOR for the period September 10, 2001 through October 31, 2001 (the "Initial MOR") with the Bankruptcy Court, a copy of which MOR is attached hereto as Exhibit
99.1 and incorporated herein by reference.*

     In light of the substantial expense and undue hardship that would be incurred by the registrant in filing quarterly and annual reports on Form 10-Q and 10-K, especially in light of the on-going investigation by the registrant's financial advisor to determine the facts as to material inaccuracies in the certain of the registrant's consolidated financial statements (as previously reported), and in consideration of the registrant's belief that MORs will provide holders of the registrant's senior secured notes with timely and sufficient information, the registrant intends, in accordance with the general guidance provided by Exchange Act Release No. 9660 and Commission Staff Legal Bulletin No. 2, to cease filing quarterly and annual reports with the Commission and instead will file MORs as exhibits to current reports on Form 8-K.

     THE INITIAL MOR CONTAINS FINANCIAL STATEMENTS AND INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

     Effective as of November 2, 2001, Messrs. Nourollah Elghanayan and Mehdi Gabayzadeh resigned from their positions as Chairman of the Board and President and Chief Executive Officer, respectively, of the registrant. They also resigned, effective as of such date, as directors of the registrant. Larry A. Ford, age 62, has been elected as the sole director of the registrant. Mr. Ford, an experienced executive of financially troubled companies, is presently the Chapter 11 Trustee of Twenty First Century Resources, Inc. He has previously served as Trustee of the Consolidated Oil & Gas, Inc. Creditors' Trust; Director of Estate Administration and General Counsel of the Nucorp Energy, Inc. Distribution Fund and Liquidating Trust; and General Counsel of Ashland Chemical Company, a division of Ashland Oil, Inc.

--------

* The debtor-in-possession bank statements attached to the Initial MOR are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the registrant undertakes to furnish a copy of any omitted attachment to the Commission upon its request.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits

(a)  Financial Statements of Business Acquired: Not applicable

(b)  Pro Form Financial Information: Not applicable

(c)  Exhibits:

     Exhibits 99.1 MOR for period September 10, 2001 - October 31, 2001


                                    Signature

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN TISSUE INC.


Dated:  December 17, 2001               By: /s/ Larry A. Ford
                                        -------------------------------------
                                        Name:  Larry A. Ford
                                        Title: Director